EXHIBIT 10.5


                                AMENDMENT NO. 2

     This Amendment No. 2 dated as of June 4, 1998 ("Amendment") is between Garden Ridge Corporation, a Delaware corporation ("Borrower"), and NationsBank, N.A. (successor in interest by merger to NationsBank of Texas, N.A.) ("Bank").

     A. The Borrower and the Bank are parties to the Second Amended and Restated Credit Agreement dated as of October 26, 1995, as amended by Amendment No. 1 dated as of November 15, 1996 (as so amended and as the same may be further amended, modified or supplemented from time-to-time, the "Credit Agreement").

     B. The Borrower and the Bank wish to amend the Credit Agreement in order to (i) extend the revolving credit facility evidenced by the Credit Agreement and (ii) amend certain other covenants under the Credit Agreement.

     THEREFORE, the Borrower and the Bank hereby agree as follows:

     Section 1. DEFINITION, REFERENCES. Unless otherwise defined in this Amendment, each term used in this Amendment which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

     Section 2. AMENDMENTS.

          (a)  MATURITY DATE. The definition of "Maturity Date" contained in
Section 1.1 of the Credit Agreement is deleted and replaced with the following:

           "MATURITY DATE" means the earlier of (A) June 30, 2000, and (B) the earlier termination in whole of the Commitment pursuant to Section 2.4 or
     Section 7.

          (b) SECTION 2.3. The phrase "3/8 of 1% per annum" in Section 2.3 is deleted and replaced with the phrase "1/4 of 1% per annum".

     Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate proceedings and (b) this Agreement constitutes a legal, valid, and binding obligation of the Borrower enforcement in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

     Section 4. EFFECTIVENESS. The Amendment shall be effective on the date first set forth above where:

     (a) the Borrower and the Bank shall have duly and validly executed originals of this Agreement and delivered them to the Bank;

     (b) each of the Guarantors shall have duly and validly executed original reaffirmations of their respective Guaranties in form and substance satisfactory to the Bank and delivered them to the Bank;

     (c) each of the Borrower and the Guarantors (other than Garden Ridge, L.P.) shall have delivered a certificate of its Secretary or Assistant Secretary certifying its certificate of incorporation, bylaws, resolutions and incumbency and in form and substance satisfactory to the Bank; and

      (d) Garden Ridge, L.P. shall have delivered a copy of its Agreement of Limited Partnership certified by the Secretary or Assistant Secretary of Garden Ridge Management, Inc., its general partner (or the Secretary or Assistant Secretary of Garden Ridge Management, Inc. shall have certified to the Bank that such Agreement of Limited Partnership shall not have been amended, modified or supplemented since November 15, 1996).

     Section 5. CHOICE OF LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

     Section 6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original.

     PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A CREDIT AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE CREDIT AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE CREDIT AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE.

     THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN CREDIT AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE CREDIT AGREEMENT. THIS WRITTEN AGREEMENT AND THE CREDIT DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.

                                     BORROWER:

                                     GARDEN RIDGE CORPORATION

                                     /s/ JANE ARBUTHNOT
                                         Jane Arbuthnot
                                         Chief Financial Officer

                                     BANK:

                                     NATIONSBANK, N.A. (successor in interest by merger to NationsBank of Texas, N.A.)

                                     /s/ WILLIAM T. GRIFFIN, JR.
                                         William T. Griffin, Jr.
                                         Vice President